EXHIBIT 10.25

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 333-69077, No. 333-51091, No. 333-50895 and No. 333-17097 of DVI, Inc. on Form S-3 and in Registration Statements No. 333-69083, No. 333-50837, No. 333-50695, No. 333-50693 and No. 333-50691 of DVI, Inc. on Form S-8 of our report dated August 10, 2001, appearing in the Annual Report on Form 10-K of DVI, Inc. for the year ended June 30, 2001.

/s/ DELOITTE & TOUCHE LLP

Princeton, New Jersey
August 28, 2001